                                                                  497(e)
                 ----------------------------------------------

                                   PROSPECTUS
                                  JULY 9, 2001
                 ----------------------------------------------

                            SUNAMERICA SERIES TRUST
                                (Class B Shares)

                  --    Davis Venture Value Portfolio
                  --    Alliance Growth Portfolio
                  --    MFS Mid-Cap Growth Portfolio
                  --    Global Equities Portfolio
                  --    Technology Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

ACCOUNT INFORMATION.........................................     10

MORE INFORMATION ABOUT THE PORTFOLIOS.......................     12

  Investment Strategies.....................................     12

GLOSSARY....................................................     14

  Investment Terminology....................................     14

  Risk Terminology..........................................     17

MANAGEMENT..................................................     20

  Information about the Investment Adviser and Manager......     20

  Information about the Subadvisers.........................     20

  Portfolio Management......................................     21

  Custodian, Transfer and Dividend Paying Agent.............     22

FINANCIAL HIGHLIGHTS........................................     23

FOR MORE INFORMATION........................................     25

                        Q&A




       CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.



       A "VALUE" PHILOSOPHY -- that of investing in securities that are believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength and generous dividend yields that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.




       A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.



      --------------------------------------------------------------------





                 TRUST HIGHLIGHTS

      --------------------------------------------------------------------



      The following questions and answers are designed to give you an overview of SunAmerica Series Trust (the Trust) and to provide you with information about five of the Trust's separate investment series (Portfolios) and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," which begin on page 13, and the glossary that follows on page 15.

Q:  WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
    STRATEGIES?
A: Each Portfolio operates as a separate mutual fund, with its own investment goal and a principal investment strategy for pursuing it. A Portfolio's investment goal may be changed without shareholder approval, but you will be notified of any change. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles.

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------

    Davis Venture Value     growth of capital           invests primarily in common stocks
    Portfolio                                           of companies with market
                                                        capitalizations of at least $5
                                                        billion

  ----------------------------------------------------------------------------------------------


    Alliance Growth         long-term growth of         invests primarily in equity
    Portfolio               capital                     securities of a limited number of
                                                        large, carefully selected, high
                                                        quality U.S. companies that are
                                                        judged likely to achieve superior
                                                        earnings

  ----------------------------------------------------------------------------------------------


    MFS Mid-Cap Growth      long-term growth of         invests primarily in equity
    Portfolio               capital                     securities of medium-sized
                                                        companies that its Subadviser
                                                        believes have above-average growth
                                                        potential

  ----------------------------------------------------------------------------------------------


    Technology Portfolio    long-term capital           invests primarily in equity
                            appreciation                securities that demonstrate the
                                                        potential for capital appreciation,
                                                        issued by companies the Subadviser
                                                        believes are positioned to benefit
                                                        from involvement in technology and
                                                        technology-related industries
                                                        worldwide

  ----------------------------------------------------------------------------------------------


    Global Equities         long-term growth of         invests primarily in common stocks
    Portfolio               capital                     or securities with common stock
                                                        characteristics of U.S. and foreign
                                                        issuers that demonstrate the
                                                        potential for appreciation and
                                                        engages in transactions in foreign
                                                        currencies

  ----------------------------------------------------------------------------------------------

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the charts beginning on page 13 describe various additional risks.

    Risks of Investing in Equity Securities

    The ALLIANCE GROWTH, MFS MID-CAP GROWTH, GLOBAL EQUITIES, and TECHNOLOGY PORTFOLIOS invest primarily in equity securities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. Growth stocks are historically volatile, which will particularly affect the ALLIANCE GROWTH, MFS MID-CAP GROWTH, and TECHNOLOGY PORTFOLIOS. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa. In addition, individual stocks selected for any of these Portfolios may underperform the market generally.

    Risks of Investing in Junk Bonds

    The MFS MID-CAP GROWTH PORTFOLIO invests significantly in junk bonds, which are considered speculative. While the Adviser and Subadvisers each tries to diversify its portfolio and to engage in a credit analysis of each junk bond issuer in which it invests, junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for the MFS MID-CAP GROWTH PORTFOLIO to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force the Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

    Risks of Investing Internationally

    All of the Portfolios may invest internationally, including in "emerging market" countries. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain developing countries. While investing internationally may reduce your risk by increasing the diversification of your investment, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities. These risks affect all the Portfolios and are primary risks of the GLOBAL EQUITIES PORTFOLIO.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the ALLIANCE GROWTH and TECHNOLOGY PORTFOLIOS.

    Risks of Investing in "Non-Diversified" Portfolios

    The MFS MID-CAP GROWTH PORTFOLIO is organized as a "non-diversified" Portfolio. A non-diversified Portfolio can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, a Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.

    Risks of Investing in Technology Companies

    Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology.

    As a result, the returns of a Portfolio that invests in technology companies may be considerably more volatile than those of a fund that does not invest in technology companies. This will particularly affect the TECHNOLOGY PORTFOLIO.

    Additional Principal Risks

    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and comparing the Portfolios' average annual returns to those of an appropriate market index. Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the following Risk/Return Bar Charts and Tables are for the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future. Performance information is not included for the TECHNOLOGY PORTFOLIO, which has not been in existence for at least one full calendar year.

--------------------------------------------------------------------------------

                         DAVIS VENTURE VALUE PORTFOLIO
--------------------------------------------------------------------------------

[BAR CHART]                        (CLASS A)*

1995                                                                             37.45%
1996                                                                             24.76%
1997                                                                             34.32%
1998                                                                             13.73%
1999                                                                             16.11%
2000                                                                              9.47%

During the period shown in the bar chart, the highest return for a quarter was 21.07% (quarter ended 12/31/98) and the lowest return for a quarter was -14.87% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -10.52%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2000)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 Davis Venture Value Portfolio Class A*(2)                   9.47%       19.36%         21.32%
------------------------------------------------------------------------------------------------
 S&P 500(R)(3)                                              -9.11%       18.33%         20.23%
------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is October 28, 1994. The since inception return for the comparative index is as of the inception date month end.

(2) Prior to April 10, 2000, the Davis Venture Value Portfolio was named the Venture Value Portfolio.

(3) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                           ALLIANCE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

[BAR CHART]                        (CLASS A)*

1994                                                                             -2.16%
1995                                                                             43.79%
1996                                                                             29.11%
1997                                                                             31.43%
1998                                                                             52.23%
1999                                                                             33.07%
2000                                                                            -19.47%

During the period shown in the bar chart, the highest return for a quarter was 32.57% (quarter ended 12/31/98) and the lowest return for a quarter was -16.37% (quarter ended 12/31/00). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -16.67%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31,   PAST ONE   PAST FIVE       SINCE
2000)                                                                        YEAR       YEARS      INCEPTION(1)
---------------------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio Class A*                                         -19.47%     22.59%         20.45%
---------------------------------------------------------------------------------------------------------------
 Russell 1000 Growth Index(2)                                               -22.42%     18.15%         16.31%
---------------------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

--------------------------------------------------------------------------------

                          MFS MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

[BAR CHART]                        (CLASS A)*

2000                                                                             9.61%

During the period shown in the bar chart, the highest return for a quarter was 15.19% (quarter ended 3/31/00) and the lowest return for a quarter was -10.94% (quarter ended 12/31/00). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -23.89%.
--------------------------------------------------------------------------------

                                                                                 PAST ONE       SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2000)     YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------------------------
 MFS Mid-Cap Growth Portfolio Class A*                                             9.61%        40.18%
---------------------------------------------------------------------------------------------------------
 Russell 2000 Index(2)                                                            -3.02%        13.22%
---------------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is April 1, 1999. The inception return for the comparative index is as of the inception date month end.

(2) The Russell 2000 Index is an unmanaged, weighted index of the 2,000 smallest companies within the Russell 3000 publicly traded (the largest 3000 United States companies based on total market capitalization).

--------------------------------------------------------------------------------

                           GLOBAL EQUITIES PORTFOLIO
--------------------------------------------------------------------------------

[BAR CHART]                        (CLASS A)*

1994                                                                              -0.3%
1995                                                                             19.16%
1996                                                                             14.18%
1997                                                                             15.06%
1998                                                                             22.86%
1999                                                                             30.94%
2000                                                                            -17.26%

During the period shown in the bar chart, the highest return for a quarter was 25.50% (quarter ended 12/31/98) and the lowest return for a quarter was -18.20% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -16.71%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31,   PAST ONE   PAST FIVE       SINCE
2000)                                                                        YEAR       YEARS      INCEPTION(1)
---------------------------------------------------------------------------------------------------------------
 Global Equities Portfolio Class A*                                         -17.26%     11.83%        11.97%
---------------------------------------------------------------------------------------------------------------
 MSCI World Index(2)                                                        -12.93%     12.53%        11.87%
---------------------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) World Index measures the performance of companies representative of the market structure of 22 developed market countries in North America, Europe and Asia/Pacific regions.

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (Variable Contracts) of Anchor National Life Insurance Company, First SunAmerica Life Insurance Company, AIG Life Insurance Company and American International Life Assurance Company of New York (collectively, the Life Companies), each of which is affiliated with the Trust's investment adviser and manager, SunAmerica Asset Management Corp. (SAAMCo). All shares of the Trust are owned by "Separate Accounts" of the Life Companies. So if you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the Life Companies. Class B shares of the Portfolios, which are offered only in connection with certain Variable Contracts, are offered through this Prospectus. Class A shares are offered through a separate prospectus.

You should be aware that the contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular contract. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

SERVICE FEES

Class B shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of 0.15% of the average daily net assets of such Class B shares. The service fees will be used to compensate the Life Companies for costs associated with the servicing of Class B shares, including the cost of reimbursing the Life Companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolios' Class B shares. Because these service fees are paid out of each Portfolio's Class B assets on an ongoing basis, over time these fees will increase the cost of your investment and affect your return and may cost you more than paying other types of sales charges.

TRANSACTION POLICIES

VALUATION OF SHARES The net asset value per share (NAV) for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets by the number of such class' shares outstanding. Investments for which market quotations are readily available are valued at market. All other securities and assets are valued at "fair value" following procedures approved by the Trustees.

Because Class B shares are subject to service fees, while Class A shares are not, the net asset value per share of the Class B shares will generally be lower than the net asset value per share of the Class A shares of each Portfolio.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class B shares are subject to service fees pursuant to a 12b-1 plan.

EXECUTION OF REQUESTS The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business (generally

4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

DISTRIBUTION REINVESTMENT The dividends and distributions will be reinvested automatically in additional shares of the same class of the same Portfolio on which they were paid.

The per share dividends on Class B shares will generally be lower than the per share dividends on Class A shares of the same Portfolio as a result of the fact that Class B shares are subject to service fees, while Class A shares are not.

TAXABILITY OF A PORTFOLIO Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the charts beginning on page 3. The charts below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.


----------------------------------------------------------------------------------------------------
                                             PORTFOLIOS
----------------------------------------------------------------------------------------------------
                                                DAVIS VENTURE VALUE            ALLIANCE GROWTH
----------------------------------------------------------------------------------------------------
  What are the Portfolio's principal   - Equity securities:                   - Equity
  investments?                         - large-cap stocks                     securities:
                                                                              - large-cap stocks
----------------------------------------------------------------------------------------------------
  In what other types of investments   - Mid-cap stocks                       - Foreign
  may the Portfolio significantly      - Foreign securities                   securities
  invest?                                                                       (up to 25%)
----------------------------------------------------------------------------------------------------
  What other types of investments may  - Short-term investments               - Short-term
  the Portfolio use as part of         - Defensive investments                investments
  efficient portfolio management or    - U.S. government securities           - Defensive
  to enhance return?                                                          investments
                                                                              - Borrowing for
                                                                              temporary or
                                                                              emergency purposes
                                                                                (up to 33 1/3%)
                                                                              - Options and
                                                                                futures
----------------------------------------------------------------------------------------------------
  What risks normally affect the       - Market volatility                    - Market
  Portfolio?                           - Securities selection                 volatility
                                                                              - Securities
                                                                              selection
                                                                              - Active trading
                                                                              - Growth stocks
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                      PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------
                                     MFS MID-CAP
                                       GROWTH                     TECHNOLOGY                 GLOBAL EQUITIES
----------------------------------------------------------------------------------------------------------------------
  What are the Portfolio's   - Equity securities          - Equity securities:         - Equity securities:
  principal investments?       (at least 65%):            - large-cap stocks           - large-cap stocks
                             - common stocks              - mid-cap stocks             - mid-cap stocks
                             - mid-cap stocks             - small-cap stocks           - Foreign securities
                             - convertible securities     - Foreign securities
                             - Fixed income securities:
                             - preferred stocks
                             - Foreign securities:
                             - depositary receipts
----------------------------------------------------------------------------------------------------------------------
  In what other types of     - Foreign securities         N/A                          N/A
  investments may the          (up to 20%)
  Portfolio significantly    - Junk bonds
  invest?                      (up to 10%)
                             - Securities lending
                               (up to 33 1/3%)
----------------------------------------------------------------------------------------------------------------------
  What other types of        - Warrants                   - Warrants                   - Short-term investments
  investments may the        - Rights                     - Rights                     - Currency transactions
  Portfolio use as part of   - Corporate debt             - Illiquid securities        - Defensive investments
  efficient portfolio        instruments                    (up to 15%)                - Borrowing for temporary
  management or to enhance   - U.S. Government            - Options and futures        or emergency purposes (up
  return?                    securities                                                to 33 1/3%)
                             - Zero-coupon, deferred                                   - Options and futures
                               interest and PIK bonds
                             - Short sales
                             - When issued and delayed-
                               delivery transactions
                             - Options and futures
                             - Currency transactions
                             - Forward commitments
                             - Registered investment
                               companies
                             - Short-term investments
----------------------------------------------------------------------------------------------------------------------
  What risks normally        - Market volatility          - Market volatility          - Market volatility
  affect the Portfolio?      - Securities selection       - Securities selection       - Securities selection
                             - Medium sized companies     - Technology sector          - Active trading
                             - Foreign exposure           - IPO investing              - Currency volatility
                             - Emerging markets           - Derivatives                - Foreign exposure
                             - Growth stocks              - Active trading             - Growth stocks
                             - Non-diversified status     - Growth stocks
                             - Active trading             - Foreign exposure
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - LARGE-CAP STOCKS are common stocks of large companies that generally have market capitalizations of over $9.5 billion, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as Standard & Poor's (S&P), the Frank Russell Company (Russell), Morningstar, Inc. (Morningstar) or Lipper, Inc. (Lipper).

     - MID-CAP STOCKS are common stocks of medium sized companies that generally have market capitalizations ranging from $1.5 billion to $9.5 billion, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as S&P, Russell, Morningstar or Lipper. With respect to the MFS MID-CAP GROWTH PORTFOLIO, the Subadviser will consider companies with market capitalizations equaling or exceeding $250 million but not exceeding the top range of the Russell MidCap(TM) Growth Index to be medium sized companies.

     - SMALL-CAP STOCKS are common stocks of small companies that generally have market capitalizations of $1.5 billion or less, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as S&P, Russell, Morningstar, or Lipper.

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

EQUITY SWAPS are exchanges of the total return on a stock for the total return on another asset, usually a diversified equity or fixed income index.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's Investors Service, Inc. (Moody's). INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include mortgage backed securities, collateralized mortgage obligations, commercial mortgage backed securities, and asset backed securities.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind (PIK) bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (PFICs), American Depositary Receipts
(ADRs) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). An EMERGING MARKET country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

HYBRID INSTRUMENTS, such as INDEXED (i.e., Standard and Poor's Depositary Receipts and iShares(SM) (formerly World Equity Benchmark Shares or WEBS)) STRUCTURED SECURITIES and other EXCHANGE TRADED FUNDS, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

INVERSE FLOATERS are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

LOAN PARTICIPATIONS are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

MORTGAGE SWAPS. Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.

SHORT SALES: A short sale involves the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY: The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

DERIVATIVES: A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

ILLIQUIDITY: There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

IPO INVESTING: A Portfolio's purchase of shares issued as part of, or a short period after, companies' initial public offerings (IPOs), exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

NON-DIVERSIFIED STATUS: Portfolios registered as "non-diversified" investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of securities. A non-diversified investment company's risk may increase because the effect of each security on the Portfolio's performance is greater.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

SECTOR RISK: Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SHORT SALE RISKS: Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.5 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

TECHNOLOGY SECTOR: There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers, bears an additional risk that economic events may affect a substantial portion of the Portfolio's investments. In addition, at times, equity securities of technology-related issuers may underperform relative to other sectors.

UNSEASONED COMPANIES: Unseasoned companies are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER AND MANAGER

SunAmerica Asset Management Corp. (SAAMCo) serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio.

SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

SAAMCo, located at The SunAmerica Center, 733 Third Avenue, New York, New York, 10017, is a corporation organized under the laws of the state of Delaware. In addition to serving as investment adviser and manager of the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Brazos Mutual Funds, Seasons Series Trust, SunAmerica Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc. and SunAmerica Strategic Investment Series, Inc.

For the fiscal year ended January 31, 2001, each Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:

                       PORTFOLIO                          FEE
                       ---------                          ---
Davis Venture Value Portfolio..........................  0.71%
Alliance Growth Portfolio..............................  0.60%
MFS Mid-Cap Growth Portfolio...........................  0.75%
Global Equities Portfolio..............................  0.70%
Technology Portfolio...................................  1.20%*

           -------------------------------------
            * For the period July 5, 2000 (commencement of
              operations) through January 31, 2001.

INFORMATION ABOUT THE SUBADVISERS

ALLIANCE CAPITAL MANAGEMENT L.P. (Alliance Capital) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital is a leading international investment adviser that manages retirement assets for many of the largest U.S. public and private employee benefit plans (including 43 of the Fortune 100 companies), endowments, foundations, banks, insurance companies and high net worth individuals worldwide. Alliance Capital is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios.

DAVIS SELECTED ADVISERS, L.P. (Davis Selected) is located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis Selected provides advisory services to other investment companies. The Subadvisory Agreement with Davis Selected provides that Davis Selected may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected
Advisers -- NY, Inc., a wholly-owned subsidiary; however, Davis Selected remains ultimately responsible (subject to supervision by SAAMCo) for the assets of the Portfolios allocated to it.

MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS) is America's oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, Massachusetts, 02116.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT, INC. (d/b/a MORGAN STANLEY ASSET MANAGEMENT) (MSAM), offers investment management and fiduciary services to taxable and tax-exempt funds and institutions, international organizations and individuals in the U.S. and abroad. MSAM is located at 1221 Avenue of the Americas, New York, New York 10020.

SAAMCo compensated the various Subadvisers out of the advisory fees that it received from the respective Portfolios. SAAMCo may terminate any agreement with another Subadviser without shareholder approval.

PORTFOLIO MANAGEMENT

The primary investment manager(s) and/or management team(s) for each Portfolio is set forth in the following table.

----------------------------------------------------------------------------------------------------------------
                                        ADVISER/
                                                                 NAME AND TITLE OF              EXPERIENCE
                                                              PORTFOLIO MANAGER (AND/
         PORTFOLIO                     SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Davis Venture Value           Davis Selected                - Christopher C. Davis       Mr. Davis has been
 Portfolio                                                     Portfolio Manager          employed by Davis
                                                                                          Selected since 1989 as
                                                                                          a research analyst,
                                                                                          assistant portfolio
                                                                                          manager, co-portfolio
                                                                                          manager, and portfolio
                                                                                          manager.
                                                             - Kenneth C. Feinberg        Mr. Feinberg has been
                                                               Portfolio Manager          employed by Davis
                                                                                          Selected since 1994 as
                                                                                          a research analyst,
                                                                                          assistant portfolio
                                                                                          manager, and portfolio
                                                                                          manager.
----------------------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio     Alliance                      - James G. Reilly            Mr. Reilly joined the
                                                               Executive Vice President   company in 1984 as a
                                                             and Portfolio Manager        research analyst. He
                                                                                          became a portfolio
                                                                                          manager in 1993 and
                                                                                          was promoted to an
                                                                                          Executive Vice
                                                                                          President in 1999.
----------------------------------------------------------------------------------------------------------------
 MFS Mid-Cap Growth            MFS                           - Mark Regan                 Mr. Regan joined MFS
 Portfolio                                                     Senior Vice President and  as a research analyst
                                                             Portfolio Manager            in 1989. He was named
                                                                                          investment officer in
                                                                                          1990, Assistant Vice
                                                                                          President in 1991,
                                                                                          Vice President in
                                                                                          1992, portfolio
                                                                                          manager in 1998 and
                                                                                          Senior Vice President
                                                                                          in 1999.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
                                                             - David E. Sette-Ducati      Mr. Sette-Ducati
                                                               Senior Vice President and  joined MFS in 1995 as
                                                             Portfolio Manager            a research analyst. He
                                                                                          became an Investment
                                                                                          Officer in 1997, Vice
                                                                                          President in 1999,
                                                                                          portfolio manager in
                                                                                          February 2000 and
                                                                                          Senior Vice President
                                                                                          in March 2001.
----------------------------------------------------------------------------------------------------------------
 Technology Portfolio          MSAM                          - Alexander L. Umansky       Mr. Umansky joined
                                                               Principal and Portfolio    MSAM as a compliance
                                                               Manager                    analyst in 1994 and
                                                                                          has been a Portfolio
                                                                                          Manager since 1998.
                                                                                          From 1996 to 1998 he
                                                                                          was a research analyst
                                                                                          in MSAM's
                                                                                          Institutional Equity
                                                                                          Group focusing
                                                                                          primarily on
                                                                                          technology.
                                                             - Dennis P. Lynch            Mr. Lynch joined MSAM
                                                               Vice President and         in 1998 as a Research
                                                             Portfolio Manager            Analyst and is
                                                                                          currently a Portfolio
                                                                                          Manager in MSAM's
                                                                                          Institutional Equity
                                                                                          Group. Prior to
                                                                                          joining MSAM, he was a
                                                                                          research analyst for
                                                                                          J.P. Morgan Securities
                                                                                          from 1994 to 1996. Mr.
                                                                                          Lynch received his MBA
                                                                                          from Columbia
                                                                                          University in 1998.
----------------------------------------------------------------------------------------------------------------
 Global Equities Portfolio     Alliance                      - Stephen Beinhacker         Mr. Beinhacker joined
                                                               Portfolio Manager,         the company in 1992 as
                                                             Director and Senior Vice     Director of
                                                             President                    International
                                                                                          Quantitative Stock
                                                                                          Analysis and portfolio
                                                                                          manager. He was
                                                                                          promoted to Senior
                                                                                          Vice President in
                                                                                          1998.
----------------------------------------------------------------------------------------------------------------

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS*
--------------------------------------------------------------------------------

The following Financial Highlights tables for Class A shares of each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio Class A share. The total returns in each table represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Because Class B shares are new, and financial highlights information for Class B shares is not yet available, the financial highlights information shown below is for Class A shares. Class B shares would have had substantially similar total returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The total return of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, are included in the Trust's Annual Report to shareholders, which is available upon request.

                                                            NET        NET                         TOTAL
                                                           ASSET     INVEST-     NET REALIZED       FROM
                                                           VALUE       MENT      & UNREALIZED     INVEST-
                         PERIOD                          BEGINNING    INCOME    GAIN (LOSS) ON      MENT
                         ENDED                           OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS
   --------------------------------------------------------------------------------------------------------

   Davis Venture Value Portfolio


   11/30/96                                               $13.47      $0.18         $ 3.46         $ 3.64

   11/30/97                                                16.90       0.19           4.73           4.92

   11/30/98                                                21.47       0.20           2.23           2.43

   1/31/99#                                                23.10       0.03           1.25           1.28

   1/31/00                                                 24.38       0.13           3.06           3.19

   1/31/01                                                 26.44       0.14           3.19           3.33



   Alliance Growth Portfolio


   11/30/96                                                15.63       0.08           4.07           4.15

   11/30/97                                                18.73       0.16           4.76           4.92

   11/30/98                                                22.56       0.07           7.77           7.84

   1/31/99#                                                28.04       0.00           7.22           7.22

   1/31/00                                                 35.26      (0.04)          4.46           4.42

   1/31/01                                                 36.58      (0.04)         (3.40)         (3.44)



   MFS Mid-Cap Growth Portfolio


   4/1/99-
   1/31/00                                                 10.00      (0.01)          5.84           5.83

   1/31/01                                                 15.60      (0.04)          3.76           3.72

                                                         DIVIDENDS      DIVIDENDS     NET                    NET
                                                       DECLARED FROM    FROM NET     ASSET                  ASSETS
                                                            NET         REALIZED     VALUE                  END OF
                         PERIOD                         INVESTMENT       GAIN ON     END OF     TOTAL       PERIOD
                         ENDED                            INCOME       INVESTMENTS   PERIOD   RETURN***    (000'S)
   --------------------------------------------------  -------------------------------------------------------------

   Davis Venture Value Portfolio

   11/30/96                                            $      (0.09)     $(0.12)     $16.90     27.44%    $  516,413

   11/30/97                                                   (0.09)      (0.26)      21.47     29.62      1,140,053

   11/30/98                                                   (0.12)      (0.68)      23.10     11.36      1,725,411

   1/31/99#                                                      --          --       24.38      5.54      1,840,354

   1/31/00                                                    (0.20)      (0.93)      26.44     13.42      2,303,994

   1/31/01                                                    (0.12)      (0.28)      29.37     12.72      2,808,045


   Alliance Growth Portfolio

   11/30/96                                                   (0.04)      (1.01)      18.73     28.05        381,367

   11/30/97                                                   (0.05)      (1.04)      22.56     27.80        704,533

   11/30/98                                                   (0.06)      (2.30)      28.04     35.92      1,396,140

   1/31/99#                                                      --          --       35.26     25.75      1,864,924

   1/31/00                                                    (0.05)      (3.05)      36.58     14.09      2,875,413

   1/31/01                                                       --       (4.94)      28.20    (10.17)     2,810,098


   MFS Mid-Cap Growth Portfolio

   4/1/99-
   1/31/00                                                       --       (0.23)      15.60     58.26         81,636

   1/31/01                                                       --       (0.33)      18.99     23.97        367,523

                                                                         RATIO OF NET
                                                        RATIO OF          INVESTMENT
                                                       EXPENSES TO        INCOME TO
                         PERIOD                        AVERAGE NET         AVERAGE      PORTFOLIO
                         ENDED                           ASSETS           NET ASSETS    TURNOVER
   --------------------------------------------------  ------------------------------------------

   Davis Venture Value Portfolio

   11/30/96                                                 0.85%             1.21%           22%

   11/30/97                                                 0.79              0.98            22

   11/30/98                                                 0.75              0.89            25

   1/31/99#                                                 0.77+             0.86+            5

   1/31/00                                                  0.74              0.51            23

   1/31/01                                                  0.75              0.47            26


   Alliance Growth Portfolio

   11/30/96                                                 0.71              0.51           121

   11/30/97                                                 0.65              0.37           110

   11/30/98                                                 0.58              0.27            90

   1/31/99#                                                 0.63+            (0.01)+          11

   1/31/00                                                  0.63             (0.11)           77

   1/31/01                                                  0.64             (0.10)          101


   MFS Mid-Cap Growth Portfolio

   4/1/99-
   1/31/00                                                  1.15+(1)(2)      (0.13)+(1)(2)   108

   1/31/01                                                  0.82(3)          (0.20)(3)       146

---------------

   *  Calculated based upon average shares outstanding.

  **  After fee waivers and expense reimbursements by the investment adviser.

 *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

  #   The Portfolio changed its fiscal year ended from November 30 to January
      31.

  +   Annualized.

 (1) The ratios reflect an expense cap of 1.15% which is net of custody credits (0.02%) or waivers/reimbursements if applicable.

 (2) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

 (3)  Gross of custody credits of 0.01%.

                                                             EXPENSES
                                           ---------------------------------------------
                                           11/96   11/97   11/98   1/99+   1/00    1/01
                                           ---------------------------------------------

    Davis Venture Value.................   0.85%   0.79%   0.75%   0.77%   0.74%   0.75%

    Alliance Growth.....................   0.71    0.65    0.58    0.63    0.63    0.64

    MFS Mid-Cap Growth..................     --      --      --      --    1.19+   0.82

                                                   NET INVESTMENT INCOME (LOSS)
                                          ----------------------------------------------
                                          11/96   11/97   11/98   1/99+    1/00    1/01
                                          ----------------------------------------------

    Davis Venture Value.................  1.21%   0.98%   0.89%    0.86%   0.51%    0.47%

    Alliance Growth.....................  0.51    0.37    0.27    (0.01)   (0.11)  (0.10)

    MFS Mid-Cap Growth..................    --      --      --       --    (0.17)+ (0.20)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                       NET         NET                          TOTAL        DIVIDENDS      DIVIDENDS     NET
                                      ASSET      INVEST-      NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                                      VALUE        MENT       & UNREALIZED     INVEST-          NET         REALIZED     VALUE
               PERIOD               BEGINNING     INCOME     GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF
               ENDED                OF PERIOD    (LOSS)**     INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD
   -------------------------------------------------------------------------------------------------------------------------------

   Global Equities Portfolio


   11/30/96                          $13.06       $ 0.14         $ 2.19         $ 2.33     $      (0.14)     $(0.33)     $14.92

   11/30/97                           14.92         0.09           1.79           1.88            (0.13)      (0.69)      15.98

   11/30/98                           15.98         0.07           2.40           2.47            (0.19)      (1.36)      16.90

   1/31/99#                           16.90         0.00           1.71           1.71               --          --       18.61

   1/31/00                            18.61         0.06           4.00           4.06            (0.21)      (1.37)      21.09

   1/31/01                            21.09        (0.03)         (1.91)         (1.94)           (0.03)      (1.59)      17.53


   Technology Portfolio


   7/5/00-
   1/31/01                            10.00        (0.04)         (2.80)         (2.84)              --          --        7.16

                                                 NET                      RATIO OF NET
                                                ASSETS      RATIO OF       INVESTMENT
                                                END OF     EXPENSES TO     INCOME TO
               PERIOD                TOTAL      PERIOD     AVERAGE NET      AVERAGE      PORTFOLIO
               ENDED               RETURN***   (000'S)       ASSETS        NET ASSETS    TURNOVER
   ------------------------------  ---------------------------------------------------------------

   Global Equities Portfolio

   11/30/96                         $18.21     $246,482           1.03%       1.04%          70%

   11/30/97                          13.30      341,639           0.95        0.58          115

   11/30/98                          15.34      420,358           0.88        0.46           92

   1/31/99#                          10.12      463,138           0.86+      (0.04)+         12

   1/31/00                           23.67      632,495           0.84        0.30           94

   1/31/01                           (9.29)     650,067           0.84       (0.15)          93

   Technology Portfolio

   7/5/00-
   1/31/01                          (28.40)      56,323           1.49+      (0.93)+         98

---------------

    *  Calculated based upon average shares outstanding.

    **  After fee waivers and expense reimbursements by the investment adviser.

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

    #  The Portfolio changed its fiscal year ended from November 30 to January
    31.

    +  Annualized.

                                                      EXPENSES                              NET INVESTMENT INCOME (LOSS)
                                    ---------------------------------------------   ---------------------------------------------
                                    11/96   11/97   11/98   1/99+   1/00    1/01    11/96   11/97   11/98   1/99+   1/00    1/01
                                    ---------------------------------------------   ---------------------------------------------

    Global Equities...............  1.03%   0.95%   0.88%   0.86%   0.84%   0.84%   1.04%   0.58%   0.46%   (0.04)% 0.30%   (0.15)%

    Technology....................    --      --      --      --      --    1.49+     --      --      --      --      --    (0.93)+

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-7238